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                                                                    EXHIBIT 4.3

                             CERTIFICATE OF TRUST OF
                               MSB CAPITAL TRUST I

     THIS Certificate of Trust of MSB Capital Trust I (the "Trust") is being duly executed and filed by The Bank of New York (Delaware), The Bank of New York, Nelson R. Oswald, Robert D. McHugh, Jr. and Donna L. Rickert, as trustees, to form a business trust under the Delaware Business Trust Act (12 DEL. C. ss. 3801 eT Seq.) (the "Act").

     1. NAME. The name of the business trust formed hereby is MSB Capital
Trust I.

     2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Newark, Delaware 19711.

     3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing with the Secretary of State.

     IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust, have duly executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

                                THE BANK OF NEW YORK (DELAWARE),
                                not in its individual capacity but solely as Trustee of the Trust

                                By:
                                    ----------------------------------
                                Name:
                                Title:

                                THE BANK OF NEW YORK, not in its
                                individual capacity but solely as Trustee of the Trust

                                By:
                                    ----------------------------------
                                Name:
                                Title:




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                            ------------------------------------
                                NELSON R. OSWALD, not in his individual
                                capacity but solely as Trustee of the Trust

                            ------------------------------------
                                ROBERT D. McHugh, Jr., not in his individual capacity but solely as Trustee of the Trust

                            ------------------------------------
                                Donna L. Rickert, not in her individual capacity but solely as Trustee of the Trust